Putnam
Equity
Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The markets continued to provide their share of challenges and opportunities as your fund closed its books on fiscal 1999. In the following report, the fund's managers discuss performance for the period and prospects for the months ahead.

This is the last letter to you and the other shareholders of Putnam Equity Income Fund that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside.

In June, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 19, 2000


Report from the Fund Managers

Edward P. Bousa,
lead manager
James M. Prusko
David L. Waldman
Krishna Memani

While there is much positive news to report from the stock market in 1999, we believe that much of it has yet to be reflected in Putnam Equity Income Fund's returns. Many sectors well represented in the portfolio, especially energy, basic materials, and industrial stocks that were previously out of favor, posted solid gains during the fund's fiscal year, which concluded on November 30. Companies in these sectors benefited from improving global economic growth, and this trend is likely to continue.

In comparison with the overall market, however, dividend-paying stocks lagged behind. This was especially apparent in the second half of the year because of the effects of rising interest rates. As reports showed that the economy was growing faster than expected, the Federal Reserve Board raised interest rates more aggressively than it has since 1994. While these factors kept the fund's gains moderate, they also set up a situation in which yield levels are becoming more attractive.

Total return for 12 months ended 11/30/99

          Class A            Class B          Class C          Class M
        NAV     POP        NAV     CDSC     NAV     CDSC     NAV     POP
---------------------------------------------------------------------------
        4.16%  -1.81%      3.34%  -1.30%    3.41%   2.49%    3.60%  -0.02%
---------------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


* DIVIDEND-PAYING STOCKS SIDELINED IN TECHNOLOGY RALLY

To achieve an attractive level of income in this fund, we invest primarily in dividend-paying stocks, and keep a portion of assets -- generally 5% to 10% of the portfolio -- invested in a diversified portfolio of bonds. In selecting stocks, we try to identify those that yield more than the average of the Standard and Poor's 500(R) Index, which contains the largest companies in the United States. We seek to buy stocks when they fall out of favor, their valuations sink to bargain levels, and their dividend yields rise. We hold them while the companies develop and execute positive changes that improve their earnings and share prices. Finally we sell stocks when they are, in our opinion, fairly valued.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Insurance and
finance            20.5%

Utilities          14.8%

Oil and gas        11.3%

Food and
beverages           5.8%

Pharmaceuticals     4.4%

Footnote reads:
*Based on net assets as of 11/30/99. Holdings will vary over time.


For much of this year, the stocks we sold at what we considered fair value continued to rise afterwards, while many of those that we bought at what we considered undervalued prices have not yet appreciated. In the past year, investors have paid less heed to the certainties of dividends than to the possibilities created by new technologies. Meanwhile, many untested companies lacking not only dividends but also revenues and profits have, nonetheless, enjoyed rapid stock price appreciation. Investors are excited about what these companies might achieve in the future. But we believe that for the time being many investors have overlooked the fact that the technologies newer companies are developing also help other companies from a broad variety of sectors. From paper manufacturers to airlines, many of the companies represented in your fund are using computers and the Internet to cut costs and improve future earnings growth. In sum, we believe the portfolio is well positioned with dividend-paying stocks of companies undertaking positive changes to be competitive as the technology landscape changes.

* GLOBAL ECONOMIC REBOUND BOOSTS VALUE SECTORS

While value stocks generally underperformed the broad market, we nevertheless owned several stocks that provided strong performance. We believe these successes reflect the reliability of our value-oriented approach. They also represent a harbinger of events that could likely follow once investors recognize the attributes of our holdings.

The basic materials sector experienced a strong rebound from the depressed levels it reached in 1998. In the wake of the Asian financial crisis of 1997/98, demand for materials such as chemicals, metals, and paper products dropped, and it was not until early 1999, when the Asian economic decline reached bottom, that these companies were able to shake off the effects. Two holdings that performed well in the ensuing months were Weyerhaeuser, a large paper manufacturer, and Union Carbide, a chemicals company. The managers of these companies were not idly waiting for business conditions to improve but instead seizing opportunities for positive change. During the past year, Weyerhaeuser acquired MacMillan-Bloedel, a leading Canadian paper company that controls valuable timberlands north of the border and gives Weyerhaeuser more attractive growth possibilities internationally. In August, Union Carbide agreed to merge with Dow Chemical. The new entity will become the world's second largest chemicals company and will be well positioned to take advantage of rising chemical prices with a broader range of products throughout the world. Although these holdings as well others mentioned in this report were viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's strategy and may vary in the future.


Reflecting its competitive performance over longer time periods, Putnam Equity Income Fund's class A shares were ranked in the top 16% by Lipper for the 5-year period ended 12/31/99. The fund's returns placed 30 out of 118 equity income funds ranked for the period.

Past performance is not indicative of future results. Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. Performance of other share classes will vary. The fund was ranked 147 out of 238 funds (62%) for the 1-year period and 18 out of 44 funds (40%) for the 10-year period.


Value stocks in the new economy

Forces driving economic change can benefit a broad variety of companies beyond the technology sector. The Internet, for example, a driving force in economic change, can help large, established companies to cut their costs and enhance their earnings. Putnam Equity Income Fund's lead manager Edward Bousa has found several such opportunities. Take airlines for example. "They're going to be able to print tickets over the Internet without the cost of the travel agent. That will save them a lot of money." In the automobile industry, "Factory planning and automation can be done on-line, saving costs in the design and manufacture of automobiles." Ford and General Motors, for example, have announced plans to purchase auto components through the Internet. The capital discipline that many companies in traditional sectors -- energy, industrial, even utilities -- are practicing is also beneficial. As more efficient producers, these companies can profit doubly when pricing power improves for their products.


Energy companies have also benefited from rebounding economies, in which the industrial and consumer sectors are demanding greater amounts of fuel. Fund holding Royal Dutch Petroleum, one of the three largest oil companies in the world, was one of these beneficiaries. Two other top holdings, Exxon and Mobil, recently completed their merger during the period. Over the past decade, Exxon was among the most cost-efficient oil companies, and with Mobil's marketing prowess it is in a position to achieve better earnings growth.

* INTEREST RATES PUNISH BONDS, UTILITIES

Helping the global economy recover was a stronger-than-expected U.S. economy. However, with the unemployment rate lower than it has been in 30 years, the bond market soon reflected concerns about the possibility of inflation. The Federal Reserve Board decided to act preemptively and has raised short-term interest rates three times since June.

As a result of the rate increases, bonds generally lost ground in the second half of the fund's fiscal year. During most of the fiscal year the bond portion of your fund represented just under 10% of assets and was well positioned for rising rates by emphasizing mortgage-backed and corporate bonds. These sectors withstood the effects of rising interest rates to a greater extent than Treasuries did. In our opinion, bonds currently offer attractive yields and may be poised to achieve capital appreciation as the economy slows in 2000.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

SBC Communications, Inc.
Utilities

AT&T Corp.
Utilities

Exxon Corp.
Oil and gas

Bank of America Corp.
Insurance and finance

Citigroup, Inc.
Insurance and finance

Mobil Corp.
Oil and gas

Bell Atlantic Corp.
Utilities

GTE Corp.
Utilities

Weyerhaeuser Co.
Paper and forest products

Abbott Laboratories
Health care

Footnote reads:
These holdings represent 17.3% of the fund's net assets as of 11/30/99. Portfolio holdings will vary over time.


Several sectors of the equity portfolio also felt the negative impact of rising interest rates. Traditionally utilities have underperformed in periods of rising interest rates and this happened again in 1999. Financial stocks also are sensitive to rising rates. Although the fund held many strong banking and insurance stocks, the sector as a whole underperformed the market. Among the fund's holdings, Bank One had disappointing earnings because of problems in its First USA credit card division.

* VALUE STOCKS IN COMPETITIVE POSITION

The trends that contributed to the outperformance of many value sectors in the middle of the past fiscal year remain in place for the coming year. For example, global economic growth is likely to accelerate. Many of the companies we hold in this fund have successfully globalized their operations and can take advantage of growing demand for everything from energy to industrial products to financial services. We also believe that the fund is positioned to capitalize on well-established companies that are finding new, more efficient ways to do business using computer and Internet technologies. Finally consolidation in many of the sectors we favor, such as energy, financials, and basic materials, will allow newly formed entities to become more profitable. We believe that over time the market will gradually recognize and reward the positive changes in these businesses. In the meantime, we believe that our portfolio of undervalued stocks is much less vulnerable to volatility than the overall market.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Equity
Income Fund is designed for investors seeking high current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.




TOTAL RETURN FOR PERIODS ENDED 11/30/99

                       Class A            Class B           Class C            Class M
(inception dates)     (6/15/77)          (9/13/93)          (2/1/99)          (12/2/94)
                     NAV      POP      NAV      CDSC      NAV     CDSC      NAV       POP
--------------------------------------------------------------------------------------------
1 year               4.16%   -1.81%    3.34%   -1.30%     3.41%    2.49%    3.60%    -0.02%
--------------------------------------------------------------------------------------------
5 years            141.03   127.12   132.28   130.28    132.09   132.09   134.66    126.40
Annual average      19.24    17.83    18.36    18.15     18.34    18.34    18.60     17.75
--------------------------------------------------------------------------------------------
10 years           241.04   221.28   216.06   216.06    216.15   216.15   223.60    212.32
Annual average      13.05    12.38    12.20    12.20     12.20    12.20    12.46     12.06
--------------------------------------------------------------------------------------------
Annual average
(life of fund)      12.25    11.95    11.24    11.24     11.40    11.40    11.51     11.34
--------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/99

                          S&P 500 Composite      Consumer
                          Stock Price Index     price index
----------------------------------------------------------------------
1 year                         20.90%              2.68%
----------------------------------------------------------------------
5 years                       236.51              12.49
Annual average                 27.47               2.38
----------------------------------------------------------------------
10 years                      415.23              33.76
Annual average                 17.82               2.95
----------------------------------------------------------------------
Annual average
(life of fund)                 16.57               4.66
----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares, the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/30/89

                 Fund's class A        S&P 500         Consumer price
Date              shares at POP         Index              index

11/30/89              9,421             10,000             10,000
11/30/90              8,426              9,653             10,627
11/30/91             10,038             11,617             10,945
11/30/92             11,209             13,763             11,279
11/30/93             13,120             15,152             11,581
11/30/94             13,329             15,311             11,890
11/30/95             17,751             20,973             12,200
11/30/96             22,182             26,817             12,597
11/30/97             27,316             34,463             12,828
11/30/98             30,843             42,617             13,026
11/30/99            $32,128            $51,523            $13,376

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B or class C shares would have been valued at $31,606 and $31,615, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $32,360 ($31,232 at public offering price).




PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/99

                                 Class A       Class B       Class C        Class M
----------------------------------------------------------------------------------------
Distributions (number)              4             4             3              4
----------------------------------------------------------------------------------------
Income                           $0.242        $0.120        $0.163         $0.161
----------------------------------------------------------------------------------------
Capital gains
  Long-term                       1.233         1.233            --          1.233
----------------------------------------------------------------------------------------
  Short-term                      0.339         0.339            --          0.339
----------------------------------------------------------------------------------------
  Total                          $1.814        $1.692         $0.163        $1.733
----------------------------------------------------------------------------------------
Share value:                  NAV      POP      NAV             NAV      NAV      POP
----------------------------------------------------------------------------------------
11/30/98                     $16.94   $17.97   $16.83             --   $16.85    $17.46
----------------------------------------------------------------------------------------
02/01/99*                        --       --       --         $15.76       --        --
----------------------------------------------------------------------------------------
11/30/99                      15.76    16.72    15.64          15.71    15.66     16.23
----------------------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------------------
Current dividend rate1         1.78%    1.67%    0.97%          1.12%    1.25%     1.21%
----------------------------------------------------------------------------------------
Current 30-day
SEC yield2                     1.79     1.69     1.03           1.03     1.28      1.21
----------------------------------------------------------------------------------------

* Inception date of class C shares.

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.





TOTAL RETURN FOR PERIODS ENDED 12/31/99 (most recent calendar quarter)

                        Class A            Class B           Class C            Class M
(inception dates)      (6/15/77)          (9/13/93)          (2/1/99)          (12/2/94)
                     NAV       POP      NAV      CDSC      NAV     CDSC      NAV       POP
--------------------------------------------------------------------------------------------
1 year               1.07%    -4.73%    0.24%   -4.23%     0.34%  -0.55%     0.56%    -2.94%
--------------------------------------------------------------------------------------------
5 years            135.29    121.75   126.40   124.40    126.71  126.71    129.30    121.23
Annual average      18.66     17.27    17.75    17.54     17.79   17.79     18.05     17.21
--------------------------------------------------------------------------------------------
10 years           236.49    217.01   211.79   211.79    212.04  212.04    219.20    208.02
Annual average      12.90     12.23    12.04    12.04     12.05   12.05     12.31     11.91
--------------------------------------------------------------------------------------------
Annual average
(life of fund)      12.14     11.84    11.13    11.13     11.29   11.29     11.41     11.23
--------------------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or class C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Standard and Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of independent accountants

The Board of Trustees and Shareholders
Putnam Equity Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Equity Income Fund, including the fund's portfolio, as of November 30, 1999, and the related statement of operations, statement of changes in net assets and financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998, and the financial highlights for each of the years or periods in the four-year period ended November 30, 1998 were audited by other auditors whose report dated January 14, 1999 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Income Fund as of November 30, 1999, the results of its operations, changes in its net assets and financial highlights for the year or period then ended, in conformity with generally accepted accounting principles.

                                                            KPMG LLP

Boston, Massachusetts
January 5, 2000




The fund's portfolio
November 30, 1999

COMMON STOCKS (91.1%) (a)
NUMBER OF SHARES                                                                                                     VALUE
Aerospace and Defense (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            298,900  Boeing Co.                                                                             $   12,198,856
            353,300  Raytheon Co. Class B                                                                       10,841,894
                                                                                                            --------------
                                                                                                                23,040,750

Agriculture (--%)
--------------------------------------------------------------------------------------------------------------------------
              1,101  PSF Holdings LLC Class A                                                                       13,487

Automotive (2.1%)
--------------------------------------------------------------------------------------------------------------------------
            339,200  Ford Motor Co.                                                                             17,129,600
            226,900  General Motors Corp.                                                                       16,336,800
            195,900  Lear Corp. (NON)                                                                            6,476,944
                                                                                                            --------------
                                                                                                                39,943,344

Basic Industrial Products (3.4%)
--------------------------------------------------------------------------------------------------------------------------
             56,500  Caterpillar, Inc.                                                                           2,620,188
            380,000  Dover Corp.                                                                                16,482,500
            145,700  Ingersoll-Rand Co.                                                                          7,057,344
            223,200  Minnesota Mining & Manufacturing Co.                                                       21,329,550
            473,300  Owens-Illinois, Inc. (NON)                                                                 11,329,619
            138,000  W W Grainger                                                                                6,503,250
                                                                                                            --------------
                                                                                                                65,322,451

Business Equipment and Services (2.1%)
--------------------------------------------------------------------------------------------------------------------------
            273,400  Hewlett-Packard Co.                                                                        25,938,825
            127,500  Pitney Bowes, Inc.                                                                          6,112,031
            301,100  Xerox Corp.                                                                                 8,148,519
                                                                                                            --------------
                                                                                                                40,199,375

Chemicals (3.6%)
--------------------------------------------------------------------------------------------------------------------------
            116,000  Air Products & Chemicals, Inc.                                                              3,755,500
            146,000  Dow Chemical Co.                                                                           17,100,250
            151,128  du Pont (E.I.) de Nemours & Co., Ltd.                                                       8,982,671
            131,900  Eastman Chemical Co.                                                                        5,127,613
            447,800  Engelhard Corp.                                                                             7,528,637
            283,500  Monsanto Co.                                                                               11,960,156
            229,000  PPG Industries, Inc.                                                                       13,410,813
                                                                                                            --------------
                                                                                                                67,865,640

Computer Services and Software (2.4%)
--------------------------------------------------------------------------------------------------------------------------
            235,100  Computer Associates International, Inc.                                                    15,281,500
            176,300  Electronic Data Systems Corp.                                                              11,338,294
            187,100  IBM Corp.                                                                                  19,282,994
                                                                                                            --------------
                                                                                                                45,902,788

Conglomerates (0.8%)
--------------------------------------------------------------------------------------------------------------------------
             57,500  Temple Inland, Inc.                                                                         3,291,875
            207,600  United Technologies Corp.                                                                  11,729,400
                                                                                                            --------------
                                                                                                                15,021,275

Consumer Durable Goods (1.2%)
--------------------------------------------------------------------------------------------------------------------------
            598,507  Hasbro, Inc.                                                                               12,905,307
            152,800  Whirlpool Corp.                                                                             9,320,800
                                                                                                            --------------
                                                                                                                22,226,107

Consumer Non Durables (1.5%)
--------------------------------------------------------------------------------------------------------------------------
            288,400  Kimberly-Clark Corp.                                                                       18,421,550
            373,400  Philip Morris Cos., Inc.                                                                    9,825,088
                                                                                                            --------------
                                                                                                                28,246,638

Consumer Services (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            220,200  Marriott International, Inc. Class A                                                        7,170,263
            936,500  Service Corp. International                                                                 7,082,281
                                                                                                            --------------
                                                                                                                14,252,544

Electronics and Electrical Equipment (3.0%)
--------------------------------------------------------------------------------------------------------------------------
            110,500  Eaton Corp.                                                                                 8,556,844
            284,600  Emerson Electric Co.                                                                       16,222,200
            159,100  Illinois Tool Works, Inc.                                                                  10,301,725
            184,000  Motorola, Inc.                                                                             21,022,000
                                                                                                            --------------
                                                                                                                56,102,769

Entertainment (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            417,000  Disney (Walt) Productions, Inc.                                                            11,623,875
                197  Fitzgerald Gaming Corp.                                                                            49
                                                                                                            --------------
                                                                                                                11,623,924

Environmental Control (0.6%)
--------------------------------------------------------------------------------------------------------------------------
            637,000  Waste Management, Inc.                                                                     10,351,250

Food and Beverages (5.8%)
--------------------------------------------------------------------------------------------------------------------------
            364,200  Fortune Brands, Inc.                                                                       12,451,088
            329,300  Heinz (H.J.) Co.                                                                           13,789,438
            586,700  Nabisco Group Holdings Corp.                                                                6,783,719
             50,900  Nabisco Holdings Corp. Class A                                                              1,695,606
            696,100  Pepsi Bottling Group, Inc. (The)                                                           12,181,750
            417,100  PepsiCo, Inc.                                                                              14,416,019
            793,150  Sara Lee Corp.                                                                             19,233,888
            309,300  Seagram Co., Ltd.                                                                          13,473,881
            448,700  SYSCO Corp.                                                                                17,078,644
                                                                                                            --------------
                                                                                                               111,104,033

Health Care (1.6%)
--------------------------------------------------------------------------------------------------------------------------
            684,500  Abbott Laboratories                                                                        26,011,000
            703,200  HEALTHSOUTH Corp. (NON)                                                                     3,999,450
                                                                                                            --------------
                                                                                                                30,010,450

Insurance and Finance (19.0%)
--------------------------------------------------------------------------------------------------------------------------
             72,500  Aetna Inc.                                                                                  3,960,313
            410,700  Allstate Corp.                                                                             10,755,206
            177,900  American General Corp.                                                                     13,042,294
            249,800  AON Corp.                                                                                   8,914,738
            555,452  Bank of America Corp.                                                                      32,493,942
            379,500  Bank One Corp.                                                                             13,377,375
            440,500  BB&T Corp.                                                                                 14,151,063
            253,070  Bear Stearns Companies, Inc. (The)                                                         10,328,419
            513,900  Charter One Financial, Inc.                                                                11,145,206
            130,280  CIGNA Corp.                                                                                10,715,530
            596,675  Citigroup, Inc.                                                                            32,145,866
            308,300  Comerica, Inc.                                                                             16,339,900
            381,000  Fannie Mae                                                                                 25,384,125
            348,344  FleetBoston Financial Corp.                                                                13,171,758
            361,900  Hartford Financial Services Group                                                          16,896,206
            276,800  Household International, Inc.                                                              10,950,900
             40,900  Jefferson-Pilot Corp.                                                                       2,776,088
            172,900  MBNA Corp.                                                                                  4,365,725
             55,500  Morgan (J.P.) & Co., Inc.                                                                   7,298,250
            462,300  National City Corp.                                                                        11,528,606
            268,000  PNC Bank Corp.                                                                             14,941,000
            431,687  Synovus Financial Corp.                                                                     8,633,740
            403,000  Torchmark Corp.                                                                            12,795,250
            328,400  UnumProvident Corp.                                                                        10,693,525
            544,800  U.S. Bancorp                                                                               18,625,350
            417,050  Washington Mutual, Inc.                                                                    12,094,450
            318,000  Wells Fargo Co.                                                                            14,787,000
                                                                                                            --------------
                                                                                                               362,311,825

Lodging (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            438,500  Starwood Hotels & Resorts Worldwide, Inc.                                                   9,784,031

Medical Supplies and Devices (0.8%)
--------------------------------------------------------------------------------------------------------------------------
            168,700  Baxter International, Inc.                                                                 11,397,794
            106,800  Mallinckrodt Inc.                                                                           3,551,100
                                                                                                            --------------
                                                                                                                14,948,894

Metals and Mining (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            150,800  Alcoa Inc.                                                                                  9,877,400

Oil and Gas (11.0%)
--------------------------------------------------------------------------------------------------------------------------
            508,800  Baker Hughes, Inc.                                                                         12,847,200
            217,200  Chevron, Inc.                                                                              19,235,775
            463,200  Conoco, Inc. Class A                                                                       12,187,950
            255,387  Conoco, Inc. Class B                                                                        6,687,947
            268,900  El Paso Energy Corp.                                                                       10,352,650
            483,600  Exxon Corp.                                                                                38,355,525
            222,700  Halliburton Co.                                                                             8,615,706
            287,100  Mobil Corp.                                                                                29,948,119
            442,500  Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                            25,665,000
            514,200  Tosco Corp.                                                                                13,915,538
            204,307  Total S.A. ADR (France)                                                                    13,509,800
            632,200  Union Pacific Resources Group Inc.                                                          8,258,113
            322,600  Williams Cos., Inc.                                                                        10,887,750
                                                                                                            --------------
                                                                                                               210,467,073

Paper and Forest Products (2.1%)
--------------------------------------------------------------------------------------------------------------------------
            396,800  Mead Corp.                                                                                 14,160,800
            435,400  Weyerhaeuser Co.                                                                           26,668,250
                                                                                                            --------------
                                                                                                                40,829,050

Pharmaceuticals (4.4%)
--------------------------------------------------------------------------------------------------------------------------
            455,600  American Home Products Corp.                                                               23,691,200
            176,000  Bristol-Myers Squibb Co.                                                                   12,859,000
            307,000  Merck & Co., Inc.                                                                          24,099,500
            432,170  Pharmacia & Upjohn, Inc.                                                                   23,634,297
                                                                                                            --------------
                                                                                                                84,283,997

Publishing (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            252,000  McGraw-Hill, Inc.                                                                          14,285,250

Real Estate (1.1%)
--------------------------------------------------------------------------------------------------------------------------
            339,000  Equity Office Properties Trust                                                              7,436,813
            331,800  Equity Residential Properties Trust (R)                                                    13,334,213
                                                                                                            --------------
                                                                                                                20,771,026

Retail (1.4%)
--------------------------------------------------------------------------------------------------------------------------
            170,100  Albertsons, Inc.                                                                            5,432,569
            371,900  Federated Department Stores, Inc.                                                          17,502,544
                  3  Mothers Work, Inc. (NON)                                                                           31
            476,500  Rite Aid Corp.                                                                              3,603,531
                                                                                                            --------------
                                                                                                                26,538,675

Telecommunications (1.0%)
--------------------------------------------------------------------------------------------------------------------------
            228,800  ALLTEL Corp.                                                                               19,791,200
                109  Intermedia Communications, Inc.                                                                 3,038
                                                                                                            --------------
                                                                                                                19,794,238

Textiles (0.5%)
--------------------------------------------------------------------------------------------------------------------------
            578,041  Shaw Industries, Inc.                                                                       9,068,018

Transportation (2.8%)
--------------------------------------------------------------------------------------------------------------------------
            588,282  Burlington Northern Santa Fe Corp.                                                         17,060,178
            114,700  CSX Corp.                                                                                   4,079,019
            235,000  Delta Air Lines, Inc.                                                                      11,573,750
            211,200  FDX Corp.                                                                                   8,910,000
            166,000  UAL Corp.                                                                                  11,412,500
                                                                                                            --------------
                                                                                                                53,035,447

Utilities (14.6%)
--------------------------------------------------------------------------------------------------------------------------
            710,350  American Telephone & Telegraph Co.                                                         39,690,806
            432,200  Bell Atlantic Corp.                                                                        27,363,663
            454,500  BellSouth Corp.                                                                            20,992,219
            276,100  Carolina Power & Light Co.                                                                  8,317,513
            289,500  CiNergy Corp.                                                                               7,327,969
            195,200  Consolidated Natural Gas Co.                                                               12,517,200
            589,100  DPL, Inc.                                                                                  10,530,163
            396,034  Duke Energy Corp.                                                                          20,073,973
            518,800  Entergy Corp.                                                                              14,299,425
            370,700  GTE Corp.                                                                                  27,061,100
            615,800  OGE Energy Corp.                                                                           13,162,725
            188,800  Pacific Gas & Electric Co.                                                                  4,224,400
            970,691  SBC Communications, Inc.                                                                   50,415,264
            485,700  Sempra Energy                                                                               8,985,450
            380,050  Texas Utilities Co.                                                                        13,610,541
                                                                                                            --------------
                                                                                                               278,572,411
                                                                                                            --------------
                     Total Common Stocks (cost $1,656,492,216)                                              $1,735,794,160

CORPORATE BONDS AND NOTES (4.3%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

Advertising (--%)
--------------------------------------------------------------------------------------------------------------------------
     $       60,000  Outdoor Systems, Inc. company guaranty 8 7/8s, 2007                                    $       61,050

Aerospace and Defense (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            135,000  Argo-Tech Corp. company guaranty 8 5/8s, 2007                                                 114,750
            820,000  Boeing Co. deb. 6 5/8s, 2038                                                                  705,528
            630,000  Litton Industries Inc. 144A notes 8s, 2009                                                    627,600
            625,000  Lockheed Martin Corp. bonds 8 1/2s, 2029                                                      626,188
            360,000  Raytheon Co notes 6.45s, 2002                                                                 351,839
            435,000  Raytheon Co. deb. 6.4s, 2018                                                                  360,036
                                                                                                            --------------
                                                                                                                 2,785,941

Agriculture (--%)
--------------------------------------------------------------------------------------------------------------------------
            205,000  IMC Global, Inc. notes 7.4s, 2002                                                             202,802
             14,230  Premium Standard Farms, Inc. sr. sec. notes 11s, 2003 (PIK)                                    13,092
                                                                                                            --------------
                                                                                                                   215,894

Airlines (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          1,090,000  Airbus Industries 144A 8.027s, 2020                                                         1,100,606
            472,289  Continental Airlines, Inc. pass-thru certificates Ser. 981C,
                       6.541s, 2008                                                                                451,263
            615,000  Continental Airlines, Inc. pass-thru certificates Ser. 98-2,
                       6.32s, 2008                                                                                 567,491
            469,603  Northwest Airlines Corp. pass-thru certificate Ser. 1999-1A,
                       6.81s, 2020                                                                                 423,817
             10,000  Trans World Airlines, Inc. sr. notes 11 1/2s, 2004                                              6,600
             50,000  Trans World Airlines, Inc. sr. notes 11 3/8s, 2006                                             21,000
            810,000  United Air Lines Corp. deb. 9 3/4s, 2021                                                      901,093
                                                                                                            --------------
                                                                                                                 3,471,870

Apparel (--%)
--------------------------------------------------------------------------------------------------------------------------
             30,000  Fruit of the Loom company guaranty 8 7/8s, 2006                                                 3,600

Automotive (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            405,000  Chrysler Corp. deb. Ser. B, 7.45s, 2097                                                       382,652
            280,000  Delphi Automotive Systems Corp. deb. 7 1/8s, 2029                                             249,984
            295,000  Ford Motor Co. deb. 7.4s, 2046                                                                279,595
            730,000  Ford Motor Co. bonds 6 5/8s, 2028                                                             646,306
             60,000  Ford Motor Credit Corp. notes 6.55s, 2002                                                      59,554
             90,000  Lear Corp. sub. notes 9 1/2s, 2006                                                             90,000
             60,000  Navistar International Corp. sr. notes Ser. B, 7s, 2003                                        57,450
             50,000  Talon Automotive Group sr. sub. notes Ser. B, 9 5/8s, 2008                                     31,000
                                                                                                            --------------
                                                                                                                 1,796,541

Banks (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            875,000  BankAmerica Corp. sr. notes 5 7/8s, 2009                                                      795,454
            750,000  Bank United med. term notes Ser. A, 8s, 2009                                                  699,833
            560,000  Bayer Hypo-Vereinsbank 144A bonds 8.741s, 2031 (Denmark)                                      533,411
            820,000  Citicorp sub. notes 6 3/8s, 2008                                                              771,054
            435,000  Colonial Bank sub. notes 8s, 2009                                                             403,397
            510,000  Dresdner Funding Trust I 144A notes 8.151s, 2031                                              473,285
            365,000  First Citizens Bank Capital Trust I company guaranty 8.05s, 2028                              319,375
            500,000  Imperial Bank sub. notes 8 1/2s, 2009                                                         471,875
            300,000  Scotland International Finance 144A sub. notes 8.85s,
                       2006 (Netherlands)                                                                          319,494
            150,000  Sovereign Bancorp Inc. sr. notes 10 1/2s, 2006                                                151,313
            650,000  Sovereign Bancorp, Inc. sr. notes 6 5/8s, 2001                                                625,294
            230,000  St. Paul Bancorp sr. notes 7 1/8s, 2004                                                       221,564
            155,000  State Street Institution 144A company guaranty 7.94s, 2026                                    149,088
            240,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                                225,494
                                                                                                            --------------
                                                                                                                 6,159,931

Basic Industrial Products (--%)
--------------------------------------------------------------------------------------------------------------------------
            280,000  American Standard Companies, Inc. sr. notes 7 3/8s, 2008                                      257,600
             65,000  Owens-Illinois, Inc. sr. notes 8.1s, 2007                                                      62,265
                                                                                                            --------------
                                                                                                                   319,865

Broadcasting (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             30,000  Allbritton Communications Co. sr. sub. notes Ser. B, 8 7/8s, 2008                              28,800
             21,200  AMFM Operating, Inc. deb. 12 5/8s, 2006 (PIK)                                                  24,062
             80,000  Capstar Broadcasting sr. sub. notes 9 1/4s, 2007                                               81,600
            225,000  Chancellor Media Corp. sr. sub. notes 9 3/8s, 2004                                            228,938
             10,000  Comcast Corp. sr. notes sub. 9 1/8s, 2006                                                      10,324
             30,000  Diamond Cable Communication Co. sr. disc. notes
                       stepped-coupon zero % (11 3/4s, 12/15/00),
                       2005 (United Kingdom) (STP)                                                                  27,900
             55,000  Diamond Cable Communication Co. sr. disc. notes
                       stepped-coupon zero % (10 3/4s, 2/15/02),
                       2007 (United Kingdom) (STP)                                                                  44,000
             25,000  Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                                        25,375
             10,000  Granite Broadcasting Corp. sr. sub. notes 8 7/8s, 2008                                          9,600
             40,000  Lenfest Communications, Inc. sr. sub. notes 10 1/2s, 2006                                      45,200
            180,000  Lenfest Communications, Inc. sr. notes 8 3/8s, 2005                                           185,996
             20,000  Lenfest Communications, Inc. sr. sub. notes 8 1/4s, 2008                                       19,900
             30,000  SFX Entertainment Inc. company guaranty 9 1/8s, 2008                                           28,200
             25,000  Sinclair Broadcast Group, Inc. company guaranty 9s, 2007                                       23,250
          1,280,000  TCI Communications Inc deb. 8 3/4s, 2015                                                    1,416,474
            320,000  TCI Communications sr. notes 7 1/8s, 2028                                                     299,446
                                                                                                            --------------
                                                                                                                 2,499,065

Building and Construction (--%)
--------------------------------------------------------------------------------------------------------------------------
             30,000  Albecca Inc. company guaranty 10 3/4s, 2008                                                    22,875
             30,000  Building Materials Corp. company guaranty 8s, 2008                                             27,450
             10,000  CSC Holdings, Inc. deb. 7 7/8s, 2018                                                            9,470
            250,000  D.R. Horton, Inc. company guaranty 8s, 2009                                                   230,000
             20,000  NCI Building Systems Inc. sr. sub. notes Ser. B, 9 1/4s, 2009                                  18,400
                                                                                                            --------------
                                                                                                                   308,195

Business Equipment and Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            807,977  Federal Express Corp. pass-thru certificates Ser. 1998-1A,
                       6.72s, 2022                                                                                 746,587
             30,000  Iron Mountain, Inc. med. term notes company guaranty
                       10 1/8s, 2006                                                                                30,975
             40,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                                42,800
                                                                                                            --------------
                                                                                                                   820,362

Cable Television (--%)
--------------------------------------------------------------------------------------------------------------------------
              8,187  Adelphia Communications Corp. sr. notes 9 1/2s, 2004 (PIK)                                      8,207
             40,000  Adelphia Communications Corp. sr. notes Ser. B, 8 3/8s, 2008                                   37,700
             10,000  Century Communications Corp. sr. notes 8 3/4s, 2007                                             9,600
             25,000  CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                                 27,875
            210,000  CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                                 218,925
             60,000  Lamar Media Corp. company guaranty 9 5/8s, 2006                                                61,050
             10,000  Lamar Media Corp. sr. sub. notes 9 1/4s, 2007                                                   9,863
             30,000  TeleWest Communications PLC 144A sr. disc. notes
                       stepped-coupon zero % (9 1/4, 4/15/04),
                       2009 (United Kingdom) (STP)                                                                  18,675
                                                                                                            --------------
                                                                                                                   391,895

Chemicals (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             55,000  Equistar Chemicals LP notes 9 1/8s, 2002                                                       55,236
             40,000  ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                              40,100
            120,000  Lyondell Petrochemical Co. notes Ser. A, 9 5/8s, 2007                                         123,300
            540,000  Nova Chemicals Corp. deb. 7s, 2026 (Canada)                                                   523,476
            405,000  Rohm & Haas Co. deb. 7.85s, 2029                                                              412,493
                                                                                                            --------------
                                                                                                                 1,154,605

Computer Services and Software (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,410,000  IBM Corp. deb. 7 1/8s, 2096                                                                 1,329,433

Conglomerates (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            145,000  Canadian Pacific Ltd. deb. 9.45s, 2021 (Canada)                                               163,936
            565,000  TRW, Inc. 144A notes 7 3/4s, 2029                                                             541,219
             95,000  Tyco International Ltd. company guaranty 6 3/8s, 2005                                          89,777
            825,000  Tyco International Ltd. company guaranty 6 1/4s, 2003                                         792,347
                                                                                                            --------------
                                                                                                                 1,587,279

Consumer Non Durables (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             50,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                                  50,625
            750,000  Imperial Tobacco company guaranty 7 1/8s, 2009 (Netherlands)                                  683,288
            305,000  Philip Morris Cos., Inc. notes 7 1/2s, 2004                                                   299,382
            185,000  Philip Morris Cos., Inc. notes 7 1/8s, 2004                                                   179,918
            180,000  Philip Morris Cos., Inc. notes 6.8s, 2003                                                     175,311
             30,000  Revlon Consumer Products sr. notes 9s, 2006                                                    23,700
             35,000  Revlon Consumer Products sr. notes 8 1/8s, 2006                                                27,388
                                                                                                            --------------
                                                                                                                 1,439,612

Consumer Services (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            150,000  Century Communications Corp. sr. notes 9 1/2s, 2005                                           149,625
             50,000  Coinmach Corp. sr. notes Ser. D, 11 3/4s, 2005                                                 51,750
            610,000  Hertz Corp. sr. notes 6 1/2s, 2006                                                            583,502
            115,000  Hertz Corp. notes 6 1/4s, 2009                                                                104,963
            260,000  HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                                    236,600
             60,000  Jones Intercable, Inc. sr. sub. deb. 10 1/2s, 2008                                             63,300
             21,000  Jones Intercable, Inc. sr. notes 9 5/8s, 2002                                                  21,963
             10,000  Sun International Hotels Ltd. sr. sub. notes 8 5/8s, 2007                                       9,300
                                                                                                            --------------
                                                                                                                 1,221,003

Electronics and Electrical Equipment (--%)
--------------------------------------------------------------------------------------------------------------------------
             50,000  Amkor Technologies, Inc. 144A sr. notes 9 1/4s, 2006                                           48,250
             10,000  DII Group, Inc. (The) sr. sub. notes 8 1/2s, 2007                                               9,700
             30,000  Flextronics International Ltd. sr. sub. notes Ser. B, 8 3/4s, 2007                             29,400
             60,000  Metromedia Fiber Network, Inc. sr. notes Ser. B, 10s, 2008                                     60,600
             70,000  Wavetek Corp. company guaranty 10 1/8s, 2007                                                   57,400
                                                                                                            --------------
                                                                                                                   205,350

Energy-Related (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            585,000  Amerada Hess Corp. bonds 7 7/8s, 2029                                                         577,688
             20,000  Calpine Corp. sr. notes 7 7/8s, 2008                                                           18,900
            200,000  Calpine Corp. sr. notes 7 3/4s, 2009                                                          186,660
            845,000  KN Capital Trust III company guaranty 7.63s, 2028                                             727,123
            390,000  Osprey Trust 144A sec. notes 8.31s, 2003                                                      389,267
             50,000  York Power Funding 144A company guaranty 12s,
                       2007 (Cayman Islands)                                                                        51,500
                                                                                                            --------------
                                                                                                                 1,951,138

Entertainment (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            175,000  News America Holdings, Inc. deb. 7 3/4s, 2045                                                 159,819
             30,000  SFX Entertainment, Inc. 144A company guaranty Ser. B,
                       9 1/8s, 2008                                                                                 28,275
             10,000  Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005                                               4,100
            435,000  Time Warner Entertainment Inc. notes 8 7/8s, 2012                                             477,834
            680,000  Time Warner Entertainment sr. notes 8 3/8s, 2033                                              721,623
             60,000  United Artists Theatre sr. sub. notes 9 3/4s, 2008                                             12,075
            380,000  Walt Disney Co. med. term notes 5.62s, 2008                                                   340,279
                                                                                                            --------------
                                                                                                                 1,744,005

Environmental Control (--%)
--------------------------------------------------------------------------------------------------------------------------
            210,000  Allied Waste Industries, Inc. company guaranty Ser. B,
                       7 7/8s, 2009                                                                                186,375
             40,000  Waste Management, Inc. 144A sr. notes 6 7/8s, 2009                                             33,145
            130,000  Waste Management, Inc. notes 6 5/8s, 2002                                                     118,648
            260,000  WMX Technologies, Inc. notes 7.7s, 2002                                                       245,526
                                                                                                            --------------
                                                                                                                   583,694

Food and Beverages (--%)
--------------------------------------------------------------------------------------------------------------------------
             60,000  Doane Pet Care Co. sr. sub. notes 9 3/4s, 2007                                                 57,600
            615,000  Pepsi Bottling Group Inc. sr. notes Ser. B, 7s, 2029                                          564,859
                                                                                                            --------------
                                                                                                                   622,459

Gaming (--%)
--------------------------------------------------------------------------------------------------------------------------
             20,000  Circus Circus Enterprises, Inc. sr. notes 6.45s, 2006                                          17,656
            200,000  Harrahs Entertainment, Inc. company guaranty 7 7/8s, 2005                                     193,250
             10,000  Harrahs Entertainment, Inc. company guaranty 7 1/2s, 2009                                       9,492
             40,000  Hollywood Park Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                        39,600
             70,000  International Game Technology sr. notes 7 7/8s, 2004                                           68,250
            420,000  Mohegan Tribal Gaming, Auth. sr. notes 8 1/8s, 2006                                           409,500
             60,000  Park Place Entertainment sr. notes 8 1/2s, 2006                                                59,183
                                                                                                            --------------
                                                                                                                   796,931

Health Care (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            250,000  Columbia/HCA Healthcare Corp. med. term notes 8.85s, 2007                                     245,313
             50,000  Columbia/HCA Healthcare Corp. med term notes 6.63s, 2045                                       47,420
             10,000  Hudson Respiratory Care, Inc. sr. sub. notes 9 1/8s, 2008                                       7,825
             30,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s, 2007                            2,700
             20,000  Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s, 2008                            1,800
             20,000  Mariner Post-Acute Network, Inc. sr. sub. notes stepped-coupon
                       Ser. B, zero % (10 1/2s, 11/1/02), 2007 (STP)                                                   400
             70,000  Mariner Post-Acute Network, Inc. sr. sub. notes Ser. B,
                       9 1/2s, 2007                                                                                  2,100
             80,000  Multicare Cos., Inc. sr. sub. notes 9s, 2007                                                   20,000
             25,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                                          23,813
             50,000  Sun Healthcare Group, Inc. sr. sub. notes Ser. B, 9 1/2s, 2007                                  6,250
             10,000  Sun Healthcare Group, Inc. 144A sr. sub. notes 9 3/8s, 2008                                     1,250
            180,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                                            172,350
            390,000  Tenet Healthcare Corp. sr. notes Ser. B, 8 1/8s, 2008                                         358,800
            255,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                                     244,163
                                                                                                            --------------
                                                                                                                 1,134,184

Insurance and Finance (1.5%)
--------------------------------------------------------------------------------------------------------------------------
             20,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                                 18,733
             50,000  Advanta Corp. med-term notes Ser. D, 6.92s, 2002                                               45,557
          1,000,000  AFC Capital Trust company guaranty Ser. B, 8.207s, 2027                                       989,410
            585,000  AFLAC Inc. sr. notes 6 1/2s, 2009                                                             546,291
            685,000  American General Institute 144A company guaranty
                       8 1/8s, 2046                                                                                671,588
            210,000  Associates Corp. deb. 6.95s, 2018                                                             197,841
            560,000  Capital One Financial Corp. notes 7 1/4s, 2006                                                535,074
             80,000  Capital One Financial Corp. notes 7 1/4s, 2003                                                 77,649
            460,000  CIT Group Holdings sr. notes 6 1/2s, 2002                                                     456,145
              5,000  Colonial Capital II 144A company guaranty 8.92s, 2027                                           4,522
            680,000  Conseco Financing Trust II company guaranty 8.7s, 2026                                        603,160
            350,000  Conseco, Inc. med-term notes 6 1/2s, 2002                                                     332,668
            410,000  Conseco, Inc. notes 8 1/2s, 2002                                                              410,459
            120,000  Contifinancial Corp. sr. notes 8 1/8s, 2008                                                    15,600
            490,000  Countrywide Home Loan Corp. company guaranty
                       6.935s, 2007                                                                                476,241
            375,000  Countrywide Home Loan Corp. company guaranty
                       med term notes 6 1/4s, 2009                                                                 343,253
            500,000  Dime Bancorp, Inc. sr. notes 6 3/8s, 2001                                                     499,515
            425,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                                        413,848
            490,000  Executive Risk Capital Trust company guaranty Ser. B,
                       8.675s, 2027                                                                                479,392
            300,000  Finova Capital Corp. notes 9 1/8s, 2002                                                       312,204
            515,000  Finova Capital Corp. notes 7.4s, 2007                                                         507,064
            160,000  Finova Capital Corp. notes 6 1/4s, 2002                                                       156,037
            710,000  Finova Capital Corp. med-term notes 6.11s, 2003                                               687,103
            120,000  First Financial Caribbean Corp. sr. notes 7.84s, 2006                                         115,552
            145,000  Firstar Bank Milwaukee sr. bank notes 6 1/4s, 2002                                            142,241
            280,000  Firstar Capital Trust I company guaranty Ser. B, 8.32s, 2026                                  270,273
            655,000  Ford Motor Credit Corp. notes 7 3/8s, 2009                                                    657,712
            570,000  Ford Motor Credit Corp. sr. notes 5.8s, 2009                                                  512,567
             60,000  Fremont General Corp. sr. notes Ser. B, 7.7s, 2004                                             55,981
            600,000  General Motors Acceptance Corp. notes 5 3/4s, 2003                                            575,520
            630,000  Goldman Sachs Group, Inc. (The) notes Ser. B, 7.35s, 2009                                     626,252
            150,000  GS Escrow Corp. sr. notes 7 1/8s, 2005                                                        136,287
            165,000  Hartford Life, Inc. deb. 7.65s, 2027                                                          163,051
            810,000  Heller Financial Inc. 144A notes 7 3/8s, 2009                                                 796,854
            990,000  Household Finance Corp. notes 6 1/2s, 2008                                                    930,244
            570,000  Household Finance Corp. sr. unsub. 5 7/8s, 2009                                               511,894
            650,000  Lehman Bros Holdings, Inc. notes 6 1/4s, 2003                                                 629,155
            455,000  Liberty Mutual Insurance 144A notes 7.697s, 2097                                              376,936
            260,000  Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                                   223,636
            435,000  Merey Sweeney L.P. 144A sr. notes 8.85s, 2019                                                 426,300
            250,000  Money Store, Inc. notes 8.05s, 2002                                                           255,755
            385,000  Newcourt Credit Group, Inc. company guaranty Ser. A, 7 1/8s,
                       2003 (Canada)                                                                               379,487
            570,000  Newcourt Credit Group, Inc. company guaranty 6 7/8s,
                       2005 (Canada)                                                                               561,456
            210,000  Norwest Corp. med. term sr. notes Ser. J, 6 3/4s, 2027                                        186,024
            125,000  Orange Cogen Funding 144A company guaranty 8.175s, 2022                                       119,563
            505,000  Paine Webber Group, Inc. sr. med. term notes 6.52s, 2005                                      476,594
            995,000  Peoples Bank-Bridgeport sub. notes 7.2s, 2006                                                 919,808
             50,000  Peoples Heritage Capital Trust company guaranty Ser. B,
                       9.06s, 2027                                                                                  47,137
            430,000  Presidential Life Corp. sr. notes 7 7/8s, 2009                                                394,525
            635,000  Principal Financial Group 144A notes 7.95s, 2004 (Australia)                                  640,080
          1,725,000  Provident Companies, Inc. bonds 7.405s, 2038                                                1,452,588
            620,000  Prudential Insurance Co. 144A 6 7/8s, 2003                                                    614,519
             30,000  RBF Finance Co. company guaranty 11 3/8s, 2009                                                 32,400
             80,000  RBF Finance Co. company guaranty 11s, 2006                                                     85,600
            400,000  Salomon, Inc. sr. notes 7.3s, 2002                                                            403,164
            179,121  Salton Sea Funding Corp. company guaranty Ser. E, 8.3s, 2011                                  177,394
            970,000  Sears Roebuck Acceptance Corp. notes 6 1/2s, 2028                                             775,515
            240,000  Sprint Capital Corp. company guaranty 6.9s, 2019                                              221,837
            925,000  Sprint Capital Corp. company guaranty 6 1/8s, 2008                                            851,934
            390,000  Sprint Capital Corp. company guaranty 5.7s, 2003                                              372,540
            925,000  Sun Life Canada Capital Trust 144A 8.526s, 2049                                               852,573
            530,000  TIG Capital Trust I 144A bonds 8.597s, 2027                                                   483,911
            235,000  TIG Holdings, Inc. notes 8 1/8s, 2005                                                         220,411
            555,000  Toyota Motor Credit Corp. notes 5 5/8s, 2003                                                  530,880
            325,000  Transamerica Capital III bonds 7 5/8s, 2037                                                   301,360
            315,000  Trenwick Capital Trust I company guaranty 8.82s, 2037                                         251,877
            775,000  Zurich Capital Trust I 144A company guaranty 8.376s, 2037                                     754,866
                                                                                                            --------------
                                                                                                                28,293,607

Lodging (--%)
--------------------------------------------------------------------------------------------------------------------------
             20,000  Epic Resorts LLC company guaranty Ser. B, 13s, 2005                                            15,400
            260,000  ITT Corp. notes 6 3/4s, 2005                                                                  232,718
             20,000  Starwood Hotels & Resorts notes 6 3/4s, 2003                                                   18,736
             15,000  Sun International Hotels Ltd. company guaranty 9s, 2007                                        14,250
                                                                                                            --------------
                                                                                                                   281,104

Medical Supplies and Devices (--%)
--------------------------------------------------------------------------------------------------------------------------
             15,000  ALARIS Medical Systems, Inc. company guaranty 9 3/4s, 2006                                     12,300
              5,000  Kinetic Concepts, Inc. company guaranty Ser. B, 9 5/8s, 2007                                    3,600
                                                                                                            --------------
                                                                                                                    15,900

Metals and Mining (--%)
--------------------------------------------------------------------------------------------------------------------------
              8,000  Anker Coal Group, Inc. 144A sec. notes 14 1/4s, 2007 (PIK)                                      4,000
             35,000  Continental Global Group sr. notes Ser. B, 11s, 2007                                           16,800
             40,000  Lodestar Holdings, Inc. company guaranty 11 1/2s, 2005                                         22,000
                                                                                                            --------------
                                                                                                                    42,800

Oil and Gas (0.3%)
--------------------------------------------------------------------------------------------------------------------------
            355,000  Alliance Pipeline L.P. 144A sr. notes 7.77s, 2015 (Canada)                                    347,900
            770,000  Coastal Corp. bonds 6.95s, 2028                                                               685,208
            205,000  El Paso Energy Corp. sr. notes 6 3/4s, 2009                                                   194,393
            149,820  Express Pipeline Ltd. 144A sub. notes Ser. B, 7.39s,
                       2019 (Canada)                                                                               129,597
             20,000  Gulf Canada Resources, Ltd. sr. notes 8 3/8s, 2005 (Canada)                                    19,460
            205,000  Gulf Canada Resources, Ltd. sr. notes 8.35s, 2006 (Canada)                                    201,589
             10,000  Leviathan Gas Corp. company guaranty Ser. B, 10 3/8s, 2009                                     10,400
            635,000  Louis Dreyfus Natural Gas notes 6 7/8s, 2007                                                  549,967
            690,000  Norsk Hydro ASA notes 6.36s, 2009 (Norway)                                                    637,001
             30,000  Ocean Energy, Inc. company guaranty Ser. B, 8 7/8s, 2007                                       30,300
             30,000  Ocean Energy, Inc. company guaranty Ser. B, 8 3/8s, 2008                                       29,400
             10,000  Petro Geo-Services ADR notes 7 1/2s, 2007 (Norway)                                              9,864
            705,000  Petro Geo-Services sr. notes 7 1/8s, 2028 (Norway)                                            625,229
            405,000  Sonat, Inc. notes 7 5/8s, 2011                                                                402,825
          1,200,000  Union Oil Company of California company guaranty
                       7 1/2s, 2029                                                                              1,143,006
                                                                                                            --------------
                                                                                                                 5,016,139

Packaging and Containers (--%)
--------------------------------------------------------------------------------------------------------------------------
             20,000  Riverwood International Corp. company guaranty 10 7/8s, 2008                                   19,900

Paper and Forest Products (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            665,000  Abitibi-Consolidated Inc. deb. 8 1/2s, 2029                                                   650,516
            415,000  Georgia Pacific Corp. bonds 7 3/4s, 2029                                                      400,761
             30,000  Pacifica Papers, Inc. sr. notes 10s, 2009 (Canada)                                             30,900
             80,000  Tembec Industries, Inc. company guaranty 8 5/8s, 2009 (Canada)                                 80,800
                                                                                                            --------------
                                                                                                                 1,162,977

Pharmaceuticals (--%)
--------------------------------------------------------------------------------------------------------------------------
             60,000  ICN Pharmaceuticals, Inc. 144A sr. notes 9 1/4s, 2005                                          57,600
            200,000  ICN Pharmaceuticals, Inc. 144A sr. notes 8 3/4s, 2008                                         186,500
                                                                                                            --------------
                                                                                                                   244,100

Photography (--%)
--------------------------------------------------------------------------------------------------------------------------
             10,000  PX Escrow Corp. sr. disc. notes stepped-coupon zero %
                       (9 5/8s, 2/1/02), 2006 (STP)                                                                  4,800

Pipelines (--%)
--------------------------------------------------------------------------------------------------------------------------
            380,000  Maritime & NE Pipelines 144A sr. sec. notes 7.7s,
                       2019 (Canada)                                                                               370,766

Publishing (0.1%)
--------------------------------------------------------------------------------------------------------------------------
             50,000  Garden State Newspapers, Inc. sr. sub. notes Ser. B,
                       8 3/4s, 2009                                                                                 46,875
          1,500,000  News America Holdings, Inc. deb. 7.7s, 2025                                                 1,408,500
                                                                                                            --------------
                                                                                                                 1,455,375

Real Estate (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            320,000  Avalon Properties, Inc. notes 6 7/8s, 2007 (R)                                                299,024
            295,000  Avalon Properties, Inc. notes 6 5/8s, 2005 (R)                                                280,772
            630,000  EOP Operating L.P. notes 6.8s, 2009                                                           580,350
            135,000  EOP Operating L.P. sr. notes 6 3/4s, 2008                                                     124,789
            235,000  EOP Operating L.P. notes 6 3/8s, 2002                                                         230,331
            420,000  Omega Healthcare Investors, Inc. notes 6.95s, 2002                                            382,822
             15,000  Tanger Properties Ltd. partnership gtd. notes 8 3/4s, 2001                                     14,875
                                                                                                            --------------
                                                                                                                 1,912,963

Retail (--%)
--------------------------------------------------------------------------------------------------------------------------
             20,000  K mart Corp. med. term notes 7.55s, 2004                                                       18,961
             15,000  Kasper A.S.L. Ltd. sr. notes 12 3/4s, 2004                                                     12,525
            440,000  Saks, Inc. company guaranty 8 1/4s, 2008                                                      419,135
            120,000  Southland Corp. sr. sub. deb. 5s, 2003                                                        103,500
             50,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                                      41,125
                                                                                                            --------------
                                                                                                                   595,246

Steel (--%)
--------------------------------------------------------------------------------------------------------------------------
             70,000  AK Steel Corp. sr. notes 9 1/8s, 2006                                                          71,400
            200,000  AK Steel Corp. company guaranty 7 7/8s, 2009                                                  187,500
             20,000  Ameristeel Corp. company guaranty Ser. B, 8 3/4s, 2008                                         19,600
             30,000  California Steel Industries sr. notes Ser. B, 8 1/2s, 2009                                     28,950
            120,000  National Steel Corp. 1st mtge. Ser. D, 9 7/8s, 2009                                           122,100
                                                                                                            --------------
                                                                                                                   429,550

Telecommunications (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            390,000  AT&T Capital Corp. med. term notes 6.6s, 2005                                                 373,273
             60,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon zero %
                       (10.8s, 5/15/04), 2009 (Canada) (STP)                                                        28,200
             60,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon zero %
                       (8.94s, 8/15/03), 2008 (Canada) (STP)                                                        29,400
             30,000  Call-Net Enterprises, Inc. sr. notes 8s, 2008 (Canada)                                         23,100
             90,000  Covad Communications Group Inc. sr. notes 12 1/2s, 2009                                        92,700
             50,000  Econophone, Inc. 144A notes stepped-coupon zero %
                       (11s, 2/15/03), 2008 (STP)                                                                   34,000
             10,000  Exodus Communications, Inc. 144A sr. notes 11 1/4s, 2008                                       10,200
             50,000  Flag Ltd. 144A sr. notes 8 1/4s, 2008 (Bermuda)                                                45,000
            110,000  Global Crossing Holdings, Ltd. company guaranty 9 5/8s, 2008                                  110,000
             60,000  Hyperion Telecommunications Corp., Inc. sr. notes Ser. B,
                       12 1/4s, 2004                                                                                64,050
            150,000  ICG Services, Inc. sr. disc. notes stepped-coupon zero %
                       (9 7/8s, 5/1/03), 2008 (STP)                                                                 75,000
            120,000  Intermedia Communications, Inc. sr. disc. notes stepped-coupon
                       Ser. B, zero % (11 1/4s, 7/15/02), 2007 (STP)                                                87,600
            175,000  International Cabletel, Inc. sr. notes stepped-coupon Ser. B,
                       zero % (11 1/2s, 2/01/01), 2006 (STP)                                                       157,500
             30,000  Logix Communications Enterprises sr. notes 12 1/4s, 2008                                       22,500
             50,000  Microcell Telecommunications sr. disc. notes stepped-coupon
                       Ser. B, zero % (14s, 12/1/01), 2006 (Canada) (STP)                                           42,500
             70,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon
                       zero % (12 1/8s, 4/15/03), 2008 (STP)                                                        38,500
             80,000  NEXTEL Communications, Inc. sr. notes 12s, 2008                                                89,100
             43,000  NEXTEL Communications, Inc. 144A sr. notes 9 3/8s, 2009                                        42,678
             40,000  NTL Communications Corp. sr. notes Ser. B, 11 1/2s, 2008                                       43,400
             50,000  NTL Inc. sr. notes, stepped-coupon Ser. B, zero %
                       (9 3/4s, 4/1/03), 2008 (United Kingdom) (STP)                                                34,125
            230,000  Price Communications Wireless, Inc. 144A sr. notes 9 1/8s, 2006                               233,450
             70,000  Qwest Communications International, Inc. sr. disc. notes
                       stepped-coupon zero % (9.47s, 10/15/02), 2007 (STP)                                          55,602
             10,000  Telecommunications Techniques, Inc. company guaranty
                       9 3/4s, 2008                                                                                  9,000
             20,000  Teligent, Inc. sr. notes 11 1/2s, 2007                                                         19,200
             80,000  Williams Communications Group Inc. sr. notes 10 7/8s, 2009                                     83,600
            810,000  WorldCom, Inc. sr. notes 6.95s, 2028                                                          750,157
                                                                                                            --------------
                                                                                                                 2,593,835

Telephone Services (--%)
--------------------------------------------------------------------------------------------------------------------------
            620,000  U S West, Inc. notes 5 5/8s, 2008                                                             547,975

Textiles (--%)
--------------------------------------------------------------------------------------------------------------------------
             20,000  Galey & Lord, Inc. company guaranty 9 1/8s, 2008                                                4,400

Transportation (0.1%)
--------------------------------------------------------------------------------------------------------------------------
            650,000  Atlas Air, Inc. pass-through certificates Ser. 991A, 7.2s, 2019                               600,652
             10,000  Calair LLC 144A company guaranty 8 1/8s, 2008                                                   9,238
            700,000  CSX Corp. deb. 7.95s, 2027                                                                    707,210
             35,000  Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s, 2003 (Greece)                              31,675
             80,000  International Shipholding Corp. sr. notes 7 3/4s, 2007                                         72,000
             20,000  Johnstown America Industries, Inc. sr. sub. notes 11 3/4s, 2005                                20,300
                                                                                                            --------------
                                                                                                                 1,441,075

Utilities (0.2%)
--------------------------------------------------------------------------------------------------------------------------
            610,000  AES Eastern Energy 144A pass-through certificates 9s, 2017                                    582,269
            240,000  Arizona Public Service Co. sr. notes 6 3/4s, 2006                                             232,774
             60,000  Cleveland Electric Illuminating Co. 1st mtge 6.86s, 2008                                       55,626
            140,000  CMS Energy Corp. sr. notes 8 1/8s, 2002                                                       139,301
            320,000  CMS Energy Corp. pass-through certificates 7s, 2005                                           300,675
            100,000  Edison Mission Energy 144A company guaranty 7.33s, 2008                                        96,305
            335,000  GTE Corp. deb. 6.46s, 2008                                                                    322,139
             72,391  Midland Funding Corp. I deb. Ser. C-94, 10.33s, 2002                                           74,784
             10,000  Midland Funding Corp. II deb. Ser. A, 11 3/4s, 2005                                            10,931
            425,000  Midwest Energy Co. 144A notes 8.7s, 2009                                                      430,402
            205,000  Niagara Mohawk Power Corp. sr. notes Ser. G, 7 3/4s, 2008                                     207,259
             15,122  Niagara Mohawk Power Corp. sr. notes Ser. F, 7 5/8s, 2005                                      15,239
             69,105  Northeast Utilities System notes Ser. A, 8.58s, 2006                                           69,380
            153,393  Northeast Utilities System notes Ser. B, 8.38s, 2005                                          151,290
            290,000  EIP Funding-Public Service Co. of New Mexico deb.
                       10 1/4s, 2012                                                                               313,081
            160,000  Public Service Co. of New Mexico sr. notes Ser. B, 7 1/2s, 2018                               151,429
            450,000  Southern Energy 144A sr. notes 7.9s, 2009                                                     432,882
            250,000  Texas New-Mexico Power Utilities 1st mtge. 9 1/4s, 2000                                       254,770
            400,000  Texas Utilities Co. secd. lease fac. bonds 7.46s, 2015                                        395,624
            485,000  Texas Utilities Electric Capital Trust V company guaranty
                       8.175s, 2037                                                                                464,378
                                                                                                            --------------
                                                                                                                 4,700,538
                                                                                                            --------------
                     Total Corporate Bonds and Notes
                       (cost $87,618,807)                                                                   $   81,736,952

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (2.7%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE

U.S. Government Agency Mortgage Obligations (1.7%)
--------------------------------------------------------------------------------------------------------------------------
     $    1,274,286  Federal Home Loan Mortgage Association 5 1/2s, with
                       due dates from March 1, 2011 to April 1, 2011                                        $    1,193,050
          5,000,000  Federal National Mortgage Association 7s, TBA,
                       December 1, 2029                                                                          4,885,950
                     Federal National Mortgage Association
                       Pass-Through Certificates
            885,000    8s, November 1, 2029                                                                        897,718
          1,600,159    7 1/2s, September 1, 2029                                                                 1,596,655
            536,781    7s, with due dates from January 1, 2011 to May 1, 2011                                      534,263
          2,370,000    6 5/8s, September 15, 2009                                                                2,341,489
          4,267,669    6 1/2s, with due dates from March 1, 2027 to
                       November 1, 2029                                                                          4,070,290
          2,607,563    6 1/2s, with due dates from August 15, 2004 to
                       November 1, 2010                                                                          2,593,575
            730,073    6s, November 1, 2014                                                                        698,811
            532,000    5 1/8s, February 13, 2004                                                                   503,905
            195,000  Government National Mortgage Association 7s, TBA,
                       December 1, 2029                                                                            190,429
                     Government National Mortgage Association
                       Pass-Through Certificates
          5,458,924    8s, with due dates from July 15, 2024 to December 15, 2027                                5,547,629
          4,385,116    7s, with due dates from August 15, 2023 to
                       December 15, 2028                                                                         4,287,996
          4,004,923    6 1/2s, with due dates from September 15, 2023 to
                       April 15, 2029                                                                            3,817,439
                                                                                                            --------------
                                                                                                                33,159,199

U.S. Treasury Obligations (1.0%)
--------------------------------------------------------------------------------------------------------------------------
                     U.S. Treasury Notes
     $      165,000    6 1/8s, August 15, 2029                                                              $      161,520
            905,000    5 7/8s, November 30, 2001                                                                   902,882
          3,505,000    5 7/8s, October 31, 2001                                                                  3,496,238
         11,705,000    5 1/4s, May 15, 2004                                                                     11,308,083
          2,435,000    4 5/8s, December 31, 2000 (SEG)                                                           2,401,908
            585,000  U.S. Treasury Interest Strip zero %, February 15, 2019                                        164,677
                                                                                                            --------------
                                                                                                                18,435,308
                                                                                                            --------------
                     Total U.S. Government and Agency Obligations
                       (cost $52,590,991)                                                                   $   51,594,507

COLLATERALIZED MORTGAGE OBLIGATIONS (0.9%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $      480,000  Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
                       Class A3, 6.57s, 2007                                                                $      459,450
                     CS First Boston Mortgage Securities Corp.
            320,000    Ser. 99-C1, Class E, 8.18s, 2009                                                            310,800
            110,000    Ser. 99-C1, Class F, 8.18s, 2009                                                             99,516
            500,000    Ser. 99-C1, Class A2, 7.29s, 2009                                                           497,656
            120,559    Ser. 99-C1, Class A1, 6.91s, 2008                                                           119,504
                     DLJ Commercial Mortgage Corp.
            440,000    Ser. 99-CG3, Class A1B, 7.34s, 2009                                                         439,313
            438,405    Ser. 99-CG3, Class A1A, 7.12s, 2008                                                         439,227
                     Fannie Mae Strip
            730,544    Ser. 241, Class 2, Interest Only (IO), 8.5s, 2023                                           203,982
            389,776    Ser. 217, Class 2, IO, 8s, 2023                                                             116,811
            139,314    Ser. 176, Class 2, IO, 8s, 2022                                                              41,751
            730,518    Ser. 252, Class 2, IO, 7.5s, 2023                                                           219,954
             32,301    Ser. 302, Class 2, IO, 6s, 2029                                                              10,538
            315,000  Federal Home Loan Mortgage Corp., Ser. T-20, Class A6,
                       7.49s, 2029                                                                                 317,166
                     First Union-Lehman Brothers-Bank of America
            424,253    Ser. 99-C2, Class A1, 6.28s, 2007                                                           412,437
          3,886,461    Ser. 98-C2, IO, 0.803s, 2028                                                                142,858
                     Freddie Mac
            442,219    Ser. 2182, Class SA, 7.93s, 2025                                                            368,300
            110,000    Ser. 2040, Class PE, 7.5s, 2028                                                             108,326
            270,000  GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4,
                       6.75s, 2028                                                                                 256,163
                     General Growth Properties-Homart
             85,000    Ser. 99-C1, Class G, 8.97s, 2003                                                             85,000
            100,000    Ser. 99-C1, Class F, 8.72s, 2003                                                            100,000
            436,000  General Growth Properties-Ivanhoe, Ser. 99-C1, Class F,
                       8.97s, 2004                                                                                 436,000
             53,000  GMAC Commercial Mortgage Securities Inc. Ser. 98-C1,
                       Class E, 7.088s, 2011                                                                        48,375
                     GS Mortgage Securities Corp. II
            170,000    Ser. 98-GLII, Class D, 7.19s, 2031                                                          152,522
            200,000    Ser. 97-GL, Class A2B, 6.86s, 2030                                                          198,656
            620,000    Ser. 98-GLII, Class A2, 6.562s, 2031                                                        584,931
            133,754    Ser. 98-GLII, Class A1, 6.312s, 2031                                                        129,992
                     Housing Securities Inc.
             37,274    Ser. 91-B, Class B6, 9s, 2006                                                                37,134
            270,222    Ser. 93-F, Class F9M2, 7s, 2023                                                             256,119
             17,566    Ser. 94-1, Class AB1, 6.5s, 2009                                                             14,959
                     LB Commercial Conduit Mortgage Trust
            623,904    Ser. 99-C2, Class A1, 7.105s, 2008                                                          624,514
          1,180,000    Ser. 99-C1, Class A2, 6.78s, 2009                                                         1,140,359
          1,647,369    Ser. 99-C1, Class A1, 6.41s, 2007                                                         1,602,581
                     Merrill Lynch Mortgage Investors, Inc.
            225,000    Ser. 96-C2, Class E, 6.96s, 2028                                                            186,469
            608,520    Ser. 98-C2, Class A1, 6.22s, 2030                                                           592,547
          3,768,275    Ser. 98-C2, IO, 1.576s, 2030                                                                268,490
                     Morgan Stanley Capital I
            175,000    Ser. 96-WF1, Class A2, 7.231s, 2006                                                         176,094
            825,000    Ser. 99-CAM1, Class A3, 6.92s, 2008                                                         812,109
            596,129    Ser. 99-CAM1, Class A2, 6.76s, 2008                                                         587,560
            295,000    Ser. 98-XL1, Class A3, 6.48s, 2030                                                          279,697
            225,156    Ser. 98-WF1, Class A1, 6.25s, 2007                                                          219,316
            242,202    Ser. 98-HF1, Class A1, 6.19s, 2007                                                          235,088
                     Mortgage Capital Funding, Inc.
            135,458    Ser. 97-MC2, Class A1, 6.53s, 2007                                                          132,834
          2,120,017    Ser. 97-MC2, Class X, IO, 1.581s, 2012                                                      145,751
             57,054  Prudential Home Mortgage Securities Ser. 92-25, Class B3,
                       8s, 2022                                                                                     54,896
                     Prudential Home Mortgage Securities 144A
             77,624    Ser. 94-31, Class B3, 8s, 2009                                                               75,926
            442,044    Ser. 95-D, Class 5B, 7.541s, 2024                                                           403,227
             51,563    Ser. 93-31, Class B2, 6s, 2000                                                               50,854
            360,000  Residential Asset Securitization Trust Ser. 98-A12, Class A14,
                       8s, 2028                                                                                    366,187
            186,021  Ryland Mortgage Securities Corp. Ser. 94-7C, Class B2,
                       7.359s, 2025                                                                                180,063
          1,632,214  TIAA Retail Commercial Mortgage Trust Ser. 99-4, Class A,
                       7.17s, 2008                                                                               1,624,053
                                                                                                            --------------
                     Total Collateralized Mortgage Obligations
                       (cost $16,422,969)                                                                   $   16,366,055

PREFERRED STOCKS (0.1%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
                545  Centaur Funding Corp 144A 9.08% cum. pfd. (Cayman Islands)                             $      559,453
                100  Chevy Chase Capital Corp. Ser. A, $5.188 pfd.                                                   5,400
                124  Citadel Broadcasting Co. 144A Ser. B, $13.25 cum. pfd. (PIK)                                   14,260
                170  CSC Holdings, Inc. Ser. M, $11.125 cum. pfd. (PIK)                                             18,445
                 15  Fresenius Medical Capital Trust I company guaranty Ser. D,
                       9.00% pfd. (Germany)                                                                         14,213
                 85  Fresenius Medical Capital Trust II company guaranty
                       7.875% pfd. (Germany)                                                                        76,925
                  5  Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                             50,500
                440  Webster Financial Ser. A, 7.375% cum. pfd.                                                    424,600
                 20  WinStar Communications, Inc. Ser. C, 14.25% cum. pfd.                                          16,800
                                                                                                            --------------
                     Total Preferred Stocks (cost $1,193,154)                                               $    1,180,596

ASSET-BACKED SECURITIES (0.1%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $      230,000  Associates Manufactured Housing Ser. 97-2, Class M,
                       7.03s, 2028                                                                          $      208,150
            220,927  Green Tree Recreational Equipment & Cons. Ser 98-A,
                       Class A1C, 6.18s, 2019                                                                      217,716
          2,410,000  Lehman Manufactured Housing Ser. 98-1, Class 1,
                       IO, 0.82s, 2028                                                                              83,973
            625,000  Residential Asset Securities Corp. Ser. 99-KS4, Class AI6,
                       7.17s, 2030                                                                                 618,750
                                                                                                            --------------
                     Total Asset-Backed Securities (cost $1,172,496)                                        $    1,128,589

FOREIGN GOVERNMENT BONDS AND NOTES (--%) (a) (cost $797,844)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
USD         805,000  Quebec (Province of) sr. unsub. 5 3/4s, 2009 (Canada)                                  $      730,755

MUNICIPAL BONDS AND NOTES (--%) (a) (cost $708,773)
PRINCIPAL AMOUNT                                                                                RATING(RAT)          VALUE
--------------------------------------------------------------------------------------------------------------------------
     $      705,000  CT, Mashantucket Pequot Tribe 144A Rev. Bonds,
                       Ser. A, FSA, 6.57s, 9/1/13                                               Aaa         $      626,604
CONVERTIBLE BONDS AND NOTES (--%) (a)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $       30,000  HEALTHSOUTH Corp. cv. sub. deb. 3 1/4s, 2003                                           $       23,138
             80,000  Western Digital Corp. cv. sub. deb. zero %, 2018                                               10,600
                                                                                                            --------------
                     Total Convertible Bonds and Notes (cost $54,584)                                       $       33,738

WARRANTS (--%) (a) (NON)                                                                        EXPIRATION
NUMBER OF WARRANTS                                                                              DATE                 VALUE
--------------------------------------------------------------------------------------------------------------------------
                 10  Club Regina, Inc. 144A                                                     12/1/04     $           10
                 10  Esat Holdings, Inc. (Ireland)                                              2/1/07                 700
                 25  Hyperion Telecommunications 144A                                           4/15/01              4,375
                 10  McCaw International Ltd.                                                   4/15/07                 43
                 10  Sterling Chemicals Holdings                                                8/15/08                160
                 40  UIH Australia/Pacific, Inc. 144A                                           5/15/06              1,200
                 15  Versatel Telecom B.V. 144A (Netherlands)                                   5/15/08              4,350
                                                                                                            --------------
                     Total Warrants (cost $3,643)                                                           $       10,838

SHORT-TERM INVESTMENTS (1.1%) (a) (cost $20,951,000)
PRINCIPAL AMOUNT                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
     $   20,951,000  Interest in $567,064,000 joint repurchase agreement dated
                       November 30, 1999 with J.P. Morgan Securities, N.Y. due
                       December 1, 1999 with respect to various U.S. Treasury
                       obligations -- maturity value of $20,954,276 for an
                       effective yield of 5.63%                                                             $   20,951,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,838,006,477) (b)                                            $1,910,153,794
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,905,249,547.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      November 30, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $1,845,739,383, resulting in gross unrealized appreciation and depreciation of $234,149,714 and $169,735,303, respectively, or net unrealized appreciation of $64,414,411.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1999.

  (R) Real Estate Investment Trust.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      FSA represents Financial Security Assurance Corporation.


----------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1999
                                         Aggregate Face   Expiration   Unrealized
                         Total Value         Value           Date     Appreciation
----------------------------------------------------------------------------------
US Treasury Bonds (Short)  $558,375         $563,076        Mar-00        $4,701
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
November 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,838,006,477) (Note 1)                                        $1,910,153,794
-----------------------------------------------------------------------------------------------
Cash                                                                                    718,168
-----------------------------------------------------------------------------------------------
Dividends and interest receivable                                                     5,665,315
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                2,462,601
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                       15,472,215
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,934,472,093

Liabilities
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                     20,253,129
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                              2,063
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            4,866,805
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          2,610,280
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              191,554
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            20,915
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              3,308
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                1,105,249
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  169,243
-----------------------------------------------------------------------------------------------
Total liabilities                                                                    29,222,546
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,905,249,547

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,655,364,374
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          3,073,929
-----------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions (Note 1)                                              174,659,226
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           72,152,018
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                       $1,905,249,547

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,150,143,382 divided by 72,974,933 shares)                                            $15.76
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $15.76)*                                  $16.72
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($631,736,233 divided by 40,380,985 shares)**                                            $15.64
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($13,091,780 divided by 833,122 shares)**                                                $15.71
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($60,128,169 divided by 3,838,774 shares)                                                $15.66
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.66)*                                  $16.23
-----------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($50,149,983 divided by 3,181,264 shares)                                                $15.76
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended November 30, 1999
Investment income:
-----------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $26,695)                                          $ 36,869,194
-----------------------------------------------------------------------------------------------
Interest                                                                             13,411,595
-----------------------------------------------------------------------------------------------
Total investment income                                                              50,280,789

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     10,659,552
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                        2,436,081
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        24,387
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                         19,502
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 2,986,248
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 6,717,346
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                    66,931
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   474,781
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  78,990
-----------------------------------------------------------------------------------------------
Auditing                                                                                 43,952
-----------------------------------------------------------------------------------------------
Legal                                                                                    13,533
-----------------------------------------------------------------------------------------------
Postage                                                                                 182,195
-----------------------------------------------------------------------------------------------
Other                                                                                   222,293
-----------------------------------------------------------------------------------------------
Total expenses                                                                       23,925,791
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (413,679)
-----------------------------------------------------------------------------------------------
Net expenses                                                                         23,512,112
-----------------------------------------------------------------------------------------------
Net investment income                                                                26,768,677
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    182,076,679
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                        (101,229)
-----------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                             (79,160)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the year                                                       46,270
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures, and
TBA sales during the year                                                          (143,160,108)
-----------------------------------------------------------------------------------------------
Net gain on investments                                                              38,782,452
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $ 65,551,129
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets
                                                                                      Year ended November 30
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $   26,768,677  $   22,974,148
---------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                       181,896,290     166,644,057
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
assets and liabilities in foreign currencies                                       (143,113,838)     (3,997,343)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 65,551,129     185,620,862
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (17,719,087)    (15,753,429)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                          (4,968,406)     (4,888,322)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                             (69,861)             --
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (624,961)       (600,344)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                            (761,783)             --
---------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                        (103,679,729)    (43,816,633)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (60,328,299)    (23,667,013)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                          (5,589,694)     (2,487,768)
---------------------------------------------------------------------------------------------------------------
    Class Y                                                                            (901,628)             --
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                   212,044,427     336,733,983
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                         82,952,108     431,141,336

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                 1,822,297,439   1,391,156,103
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $3,073,929 and $267,930, respectively)                                 $1,905,249,547  $1,822,297,439
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                     Year ended November 30
---------------------------------------------------------------------------------------------------------------------------------
                                                  1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $16.94           $16.04           $13.29           $10.93            $8.49
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                              .26(c)           .27(c)           .30              .31              .32
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .37             1.68             2.74             2.37             2.44
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .63             1.95             3.04             2.68             2.76
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.24)            (.28)            (.29)            (.32)            (.32)
---------------------------------------------------------------------------------------------------------------------------------
From net
realized gains                                   (1.57)            (.77)              --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                              (1.81)           (1.05)            (.29)            (.32)            (.32)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $15.76           $16.94           $16.04           $13.29           $10.93
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                            4.16            12.91            23.15            24.96            33.17
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                              $1,150,143       $1,114,690         $878,766         $566,133         $391,551
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                          .94              .99             1.06             1.09             1.13
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         1.62             1.68             2.02             2.61             3.32
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          112.36            94.77            82.48            67.56            70.39
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                     Year ended November 30
---------------------------------------------------------------------------------------------------------------------------------
                                                  1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $16.83           $15.95           $13.23           $10.89            $8.46
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                              .14(c)           .15(c)           .19              .21              .23
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .36             1.66             2.73             2.37             2.46
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .50             1.81             2.92             2.58             2.69
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.12)            (.16)            (.20)            (.24)            (.26)
---------------------------------------------------------------------------------------------------------------------------------
From net
Realized gains                                   (1.57)            (.77)              --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                              (1.69)            (.93)            (.20)            (.24)            (.26)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $15.64           $16.83           $15.95           $13.23           $10.89
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                            3.34            12.04            22.24            24.06            32.30
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $631,736         $638,660         $463,506         $221,259          $83,646
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                         1.69             1.74             1.81             1.84             1.87
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                          .87              .95             1.25             1.86             2.63
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          112.36            94.77            82.48            67.56            70.39
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                For the period
Per-share                                                                                                        Feb. 1, 1999+
operating performance                                                                                             to Nov. 30
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                 $15.76
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (c)                                                                                              .13
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                                            (.02)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                  .11
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                     (.16)
---------------------------------------------------------------------------------------------------------------------------------
From net
realized gains                                                                                                          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                   (.16)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                       $15.71
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                                 .68*
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                     $13,092
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                             1.40*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                              .74*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                              112.36
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                For the period
Per-share                                                                                                        Dec. 2, 1994+
operating performance                                              Year ended November 30                         to Nov. 30
---------------------------------------------------------------------------------------------------------------------------------
                                                  1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                             $16.85           $15.96           $13.23           $10.89            $8.45
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                              .18(c)           .19(c)           .23              .25              .28(c)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                         .36             1.67             2.73             2.36             2.45
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .54             1.86             2.96             2.61             2.73
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.16)            (.20)            (.23)            (.27)            (.29)
---------------------------------------------------------------------------------------------------------------------------------
From net
realized gains                                   (1.57)            (.77)              --               --               --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                              (1.73)            (.97)            (.23)            (.27)            (.29)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                   $15.66           $16.85           $15.96           $13.23           $10.89
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                         3.60            12.35            22.58            24.35            32.89*
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $60,128          $58,891          $48,884          $22,254           $7,051
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                         1.44             1.49             1.56             1.59             1.60*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                         1.12             1.17             1.50             2.11             2.99*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          112.36            94.77            82.48            67.56            70.39
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------

                                                                                                    Year        For the period
Per-share                                                                                           ended        Oct. 1, 1998+
operating performance                                                                              Nov. 30        to Nov. 30
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     1999             1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                $16.94           $14.88
---------------------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (c)                                                                             .31              .05
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                            .36             2.01
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                 .67             2.06
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                    (.28)              --
---------------------------------------------------------------------------------------------------------------------------------
From net
realized gains                                                                                      (1.57)              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                 (1.85)              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                      $15.76           $16.94
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                               4.42            13.84*
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                    $50,150          $10,057
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                             .69              .12*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                            1.87              .33*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                             112.36            94.77
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment has been determined on the basis of the weighted average number of shares outstanding during the period.



Notes to financial statements
November 30, 1999

Note 1
Significant accounting policies

Putnam Equity Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

The fund offers class A, class B, class C, class M and class Y shares. The fund began offering class C shares on February 1, 1999. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year, 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities, using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is, at all times, at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Discounts on zero coupon bonds, original issue discount bonds, stepped-coupon bonds and payment-in-kind bonds are accreted according to the yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended November 30, 1999, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, defaulted bond interest, unrealized gains and losses on certain futures contracts, paydowns gains and losses on mortgage-backed securities, market discount, interest on payment-in-kind securities and foreign market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 1999, the fund reclassified $181,420 to increase undistributed net investment income and $5,289,109 to increase paid-in-capital, with a decrease to accumulated net realized gains of $5,470,529. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fees, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services, is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.395% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc.. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1999, fund expenses were reduced by $413,679 under expense-offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense-offset arrangements in an income-producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,828 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended November 30, 1999, Putnam Mutual Funds Corp., acting as underwriter, received net commissions of $481,203 and $23,531 from the sale of class A and class M shares, respectively, and received $1,063,900 and $2,665 in contingent deferred sales charges from redemptions of class B and C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended November 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received $20,245 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended November 30, 1999, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,933,721,297 and $1,829,584,295, respectively. Purchases and sales of U.S. government obligations aggregated $313,199,648 and $322,946,438, respectively.

Note 4
Capital shares

At November 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                 Year ended November 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     20,484,164       $334,716,616
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    6,956,676        106,810,307
-----------------------------------------------------------------------------
                                                27,440,840        441,526,923

Shares
repurchased                                    (20,271,579)      (327,129,219)
-----------------------------------------------------------------------------
Net increase                                     7,169,261       $114,397,704
-----------------------------------------------------------------------------

                                                 Year ended November 30, 1998
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     21,169,953       $344,177,669
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,840,524         43,521,128
-----------------------------------------------------------------------------
                                                24,010,477        387,698,797

Shares
repurchased                                    (12,978,540)      (209,394,730)
-----------------------------------------------------------------------------
Net increase                                    11,031,937       $178,304,067
-----------------------------------------------------------------------------

                                                 Year ended November 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     13,026,617       $212,072,816
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    3,804,438         57,860,671
-----------------------------------------------------------------------------
                                                16,831,055        269,933,487

Shares
repurchased                                    (14,403,076)      (232,778,684)
-----------------------------------------------------------------------------
Net increase                                     2,427,979       $ 37,154,803
-----------------------------------------------------------------------------

                                                 Year ended November 30, 1998
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     17,303,591       $279,177,147
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,488,102         22,610,691
-----------------------------------------------------------------------------
                                                18,791,693        301,787,838

Shares
repurchased                                     (9,903,764)      (159,004,351)
-----------------------------------------------------------------------------
Net increase                                     8,887,929       $142,783,487
-----------------------------------------------------------------------------

                                              For the period February 1, 1999
                                                 (commencement of operations)
                                                         to November 30, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        905,363        $14,899,584
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                        3,748             61,338
-----------------------------------------------------------------------------
                                                   909,111         14,960,922

Shares
repurchased                                        (75,989)        (1,215,419)
-----------------------------------------------------------------------------
Net increase                                       833,122        $13,745,503
-----------------------------------------------------------------------------

                                                 Year ended November 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        927,838        $15,031,937
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      383,333          5,841,338
-----------------------------------------------------------------------------
                                                 1,311,171         20,873,275

Shares
repurchased                                       (968,007)       (15,612,398)
-----------------------------------------------------------------------------
Net increase                                       343,164        $ 5,260,877
-----------------------------------------------------------------------------

                                                 Year ended November 30, 1998
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      1,517,130        $24,681,871
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      168,430          2,563,922
-----------------------------------------------------------------------------
                                                 1,685,560         27,245,793

Shares
repurchased                                     (1,252,920)       (20,406,487)
-----------------------------------------------------------------------------
Net increase                                       432,640        $ 6,839,306
-----------------------------------------------------------------------------

                                                 Year ended November 30, 1999
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,670,704        $59,127,489
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      105,874          1,663,411
-----------------------------------------------------------------------------
                                                 3,776,578         60,790,900

Shares
repurchased                                     (1,188,904)       (19,305,360)
-----------------------------------------------------------------------------
Net increase                                     2,587,674        $41,485,540
-----------------------------------------------------------------------------

                                               For the period October 1, 1998
                                                 (commencement of operations)
                                                         to November 30, 1998
-----------------------------------------------------------------------------
Class Y                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        670,650        $10,073,469
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                           --                 --
-----------------------------------------------------------------------------
                                                   670,650         10,073,469

Shares
repurchased                                        (77,060)        (1,266,346)
-----------------------------------------------------------------------------
Net increase                                       593,590        $ 8,807,123
-----------------------------------------------------------------------------

Note 5
Change in Independent
Accountants (Unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this fund's independent accountants and voted to appoint KPMG LLP for the fund's fiscal year ended November 30, 1999. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 14, 1999, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $140,072,514 as capital gain, for its taxable year ended November 30, 1999.

The fund has designated 48.94% of the distributions from net investment income, as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT
ACCOUNTANTS

KPMG LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Thomas V. Reilly
Vice President

Edward H. D'Alelio
Vice President

Edward P. Bousa
Vice President and Fund Manager

James M. Prusko
Vice President and Fund Manager

David L. Waldman
Vice President and Fund Manager

Krishna Memani
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN020 57646 012/192/626/ 1/00




PUTNAM INVESTMENTS                                  [SCALE LOGO OMITTED]
------------------------------------------------------------------------
Putnam Equity Income Fund
Supplement to Annual Report dated 11-30-99

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans, including corporate IRAs, investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, class B, class C, and class M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
------------------------------------------------------------------------
Total return for periods ended 11/30/99:              NAV

1 year                                                 4.42%
5 years                                              141.61
Annual average                                        19.30
10 years                                             241.86
Annual average                                        13.08
Life of fund (since class A inception, 6/15/77)
Annual average                                        12.26

Share value:

November 30, 1998                                    $16.94
November 30, 1999                                     15.76
------------------------------------------------------------------------
Distributions:      No.      Income       Capital gains      Total
                     4       $0.320          $1.534          $1.854
------------------------------------------------------------------------
Past performance is not indicative of future results. Class Y shares are offered without an initial sales charge or CDSC. The class Y share returns shown for periods before their inception (10/1/98) are derived from the historical performance of class A shares for such periods, but have not been adjusted to reflect differences in expenses, which are lower for class Y shares than for class A shares. All returns assume reinvestment of distributions at net asset value. Investment return will fluctuate and may involve the loss of principal. Performance of other share classes will vary. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.